EXHIBIT 99.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the form 10Q of Toys “R” Us, Inc. (the “Company”) for the period ended November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) , I John H. Eyler, Jr., Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to 906 of the Sarbanes-Oxley Act of 2002, that:

1. the Report fully complies with the requirements of section 13 (a) or 15 (d) of the Securities and Exchange Act of 1934; and

2. information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ John H. Eyler, Jr.
John H. Eyler, Jr.
Chief Executive Officer
December 16, 2002